Exhibit 10.6

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      This SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into effective as of April ___, 2002, by and between OAO TECHNOLOGY SOLUTIONS, INC., a Delaware corporation (the "Company"), O.A.O. SYSTEMS, INC., an Illinois corporation ("OAO Systems"), OAO SERVICES, INC., a District of Columbia corporation ("OAO Services"), OAO CANADA LIMITED, a company organized under the law of New Brunswick, Canada ("OAO Canada"), CANADIAN RESOURCE MANAGEMENT, LTD., a company organized under the laws of British Columbia, Canada ("Canadian Resource Management"), CANADIAN NETWORK RESOURCES, LTD., a company organized under the laws of New Brunswick, Canada ("Canadian Network Resources"), ENTERPRISE TECHNOLOGY GROUP, INC., a Delaware corporation ("Enterprise Technology"), OAO HEALTHCARE SOLUTIONS, INC., a California corporation ("OAO Healthcare Solutions"), OAO/ICOR UK LTD., a United Kingdom corporation ("OAO/ICOR UK") and OAO TRANSITION, LLC, a Delaware limited liability company ("Transition LLC"), OAO HEALTH SERVICES PROCESSING, INC., a Delaware corporation ("OAO Health Services"), OAO TECHNOLOGY SOLUTIONS EUROPE, B.V., a Netherlands corporation ("OAO Europe-BV"), OAO TECHNOLOGY SOLUTIONS ITALIA SRL., an Italian corporation ("OAO Italia") (the Company, OAO Systems, OAO Services, OAO Canada, Canadian Resource Management, Canadian Network Resources, Enterprise Technology, OAO Healthcare Solutions, OAO/ICOR UK, Transition LLC, OAO Health Services, OAO Europe-BV and OAO Italia are each a "Borrower" and together the "Borrowers"), each of the lending entities which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto as a lender or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"), and BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A., as Administrative Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS:

      A. Pursuant to that certain Credit Agreement dated as of June 30, 1999, by and between the Borrowers and the Lenders, as amended by that certain First Amendment to Credit Agreement dated August 29, 2001 (collectively, the "Credit Agreement"), the Lenders agreed to make various credit facilities available to the Borrowers.

      B. The Borrowers have asked the Lender to amend the Credit Agreement to revise certain definitions and restate certain financial covenants to better facilitate their calculation and ongoing monitoring, and for certain other purposes, and the Borrowers and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to so amend the Credit Agreement.

                                   AGREEMENTS:

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Terms Defined. Unless otherwise defined or stated in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).

      2. Amendments. The Credit Agreement and the other Loan Documents are, effective as of the date hereof, and subject to the satisfaction of the terms and conditions set forth herein, hereby amended as follows:

      (a) The following terms and definitions set forth in Section 1.1. of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

      "Consolidated Fixed Charges" means, as to the Company and its Consolidated Subsidiaries and for any period, the sum of (a) Consolidated Interest Expense of such Persons paid or payable in cash during such period, plus (b) all scheduled payments (as such scheduled payments are reduced by application of any prepayments) of principal with respect to the Loans and other outstanding Debt during such period, plus (c) rent expense.

      "EBITDA" means, as to the Company and its Consolidated Subsidiaries (and all approved acquisitions) and for any period, without duplication, the sum of the following for such Persons for such period determined on a consolidated basis in accordance with GAAP: (a) net income, plus (b) interest expense, plus
(c) income taxes, plus (d) depreciation and amortization, less (e) interest income. Such additions or subtractions from net income shall only be made to the extent such items have been deducted or added, respectively, in determining net income.

      "Funded Debt" means, at any particular time, the aggregate amount of all Debt of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, consisting of (i) Debt for borrowed money (including, without limitation, the Loans and any Subordinated Debt whether or not such Subordinated Debt constitutes debt in accordance with GAAP), (ii) Debt consisting of Capital Lease Obligations; and (iii) all Debt bearing interest.

      (b) The following new terms are hereby added to Subsection 1.1 of the Credit Agreement in appropriate alphabetical order:

      "Adjusted EBITDA" means EBITDA plus (a) Approved FY01 Writeoffs, plus (b) Approved Acquisition Adjustments, less (c) earn-out payments.

      "Approved Acquisition Adjustments" means the EBITDA for the prior four fiscal quarters from Lender approved acquisitions, which is not already included in EBITDA, such that the adjustments take into effect EBITDA from acquired companies as if each acquisition had been effective at the beginning of the prior four quarters.

      "Approved FY01 Writeoffs" means those certain non-cash expenses of the Company for the second and fourth quarters of fiscal year 2001 in the amounts of $5,461,000 and $2,317,000, respectively.

      "Available Cash Flow" means, for any period, the sum of (i) Adjusted EBITDA plus rent expense less (ii) the sum of (a) cash taxes paid, (b) cash capital expenditures, and (c) dividend distributions.

      (c) Section 10.2 of the Credit Agreement is amended to read in its entirely as follows:

      Section 10.2 Fixed Charge Coverage (Available Cash Flow/Consolidated Fixed Charges). Beginning with the four fiscal quarters ended March 31,2002, and continuing on a rolling four quarter basis, the Company will not permit the ratio of (a) Available Cash Flow at the end of any fiscal quarter for the period of the four prior fiscal quarters to (b) Consolidated Fixed Charges for the four fiscal quarter period ending on such date to be less than 1.20 to 1.00.

      (d) Section 10.3 of the Credit Agreement is amended to read in its entirely as follows:

      Section 10.3 Operating Leverage (Funded Debt/Adjusted EBITDA). Beginning with the fiscal quarter ended March 31, 2002, the Company will not permit the ratio of (a) Funded Debt outstanding at the end of any of the fiscal quarter to
(b) Adjusted EBITDA at the end of such fiscal quarter for the period of the four prior fiscal quarters, to exceed (i) through March 30, 2003, 2.75 to 1.00; (ii) from March 31, 2003 and thereafter, 2.50 to 1.00.

      3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent, all of which conditions precedent must be satisfied on or before April 30, 2002:

            (a) The Lender shall have received this Amendment as executed by the parties hereto; and

            (b) No Default or Event of Default shall have occurred and be continuing.

      4. Sale of Technical Interiors Division. The Lender hereby acknowledges and approves of the Company's proposed sale of its Technical Interiors division located in Atlanta, Georgia to Winsted Corp. for $200,000 plus certain earn out payments, all as more particularly described in the agreement between the parties.

      5. Representations and Warranties. Each of the Borrowers hereby jointly and severally represent and warrant to, and agrees with, the Lender that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrowers and will not violate the Borrowers' corporate charters or bylaws; (b) all representations and warranties set forth in the Credit Agreement and in the Security Documents are true and correct as if made again on and as of such date (except if and to the extent that such representations and warranties were expressly made only as of another specific date); (c) no Default or Event of Default has occurred and is continuing; and (d) there is not any action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports (i) to materially affect the Borrowers, or (b) to affect the transactions contemplated by this Amendment or of the ability of the Borrowers to perform under this Amendment and the other Loan Documents.

      6. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be deemed to have been made in the Commonwealth of Virginia and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.

      7. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

      8. No Oral Agreements. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) THE BORROWERS AND (B) THE BANK.

      9. Credit Agreement Remains in Effect; No Waiver. Except as expressly provided herein, all terms and provisions of the Credit Agreement and the other the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by the Lender of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by the Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Loan Documents or otherwise.

      10. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon such representations and warranties.

      11. Reference to Credit Agreement. This Amendment shall constitute a Loan Document. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are (if and to the extent necessary) hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

      12. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      13. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lender, the Borrowers and the other Loan Parties and their respective successors and assigns; provided, however, that the Borrowers may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

      14. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the day and year first above written.

"BORROWERS:"

                           OAO TECHNOLOGY SOLUTIONS, INC.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:  J. Jeffrey Fox
                                    Title:   Vice President - Finance,
                                             Chief Financial Officer


                           OAO SYSTEMS, INC.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Chief Financial Officer


                           OAO SERVICES, INC.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Chief Financial Officer


                           OAO CANADA, LTD.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Chief Financial Officer


                           CANADIAN NETWORK
                           RESOURCES, LTD.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Chief Financial Officer


                           CANADIAN RESOURCE
                           MANAGEMENT, LTD.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Chief Financial Officer

                           OAO/ICOR (UK), LTD.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Chief Financial Officer

                           OAO HEALTHCARE SOLUTIONS INC.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Chief Financial Officer

                           ENTERPRISE TECHNOLOGY
                           GROUP, INC.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Chief Financial Officer


                           OAO TRANSITION, LLC

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Authorized Representative


                           OAO HEALTH SERVICES PROCESSING, INC.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Authorized Representative


                           OAO TECHNOLOGY SOLUTIONS EUROPE B.V.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Authorized Representative


                           OAO TECHNOLOGY SOLUTIONS ITALIA SRL.

                           By:                                          (SEAL)
                              ------------------------------------------
                                    Name:    J. Jeffrey Fox
                                    Title:   Authorized Representative

                           Address for All Notices:

                           OAO Technology Solutions, Inc.
                           7500 Greenway Center Drive
                           Greenbelt, Maryland 20770
                           Attention: J. Jeffrey Fox
                           Telephone: (301) 486-2313
                           Telecopy:  (301) 486-0415

                           ADMINISTRATIVE AGENT:

                           BANK OF AMERICA, N.A.,
                           A national banking association
                           as Administrative Agent

                           By:                                          (SEAL)
                              ------------------------------------------
                           Name:    Elaine T. Eaton
                           Title:   Senior Vice President

                           Address for Notices:

                           8300 Greensboro Drive, Suite 550
                           McLean, Virginia 22101-3604
                           Attention:  Elaine T. Eaton
                           Telephone:  (703) 761-8567
                           Telecopy:   (703) 761-8246

                           LENDERS:

                           BANK OF AMERICA, N.A.,
                           A national banking association


                           ----------------------------------
                           By:                                          (SEAL)
                              ------------------------------------------
                           Name:    Elaine T. Eaton
                           Title:   Senior Vice President

                           Address for Notices:

                           8300 Greensboro Drive, Suite 550
                           McLean, Virginia 22101-3604
                           Attention: Elaine T. Eaton
                           Telephone: (703) 761-8567
                           Telecopy:  (703) 761-8246